SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report: July 16, 1999
(Date of earliest event reported)


            CAPCO America Securitization Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1997-D7
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        (Exact Name of registrant as specified in its charter)

Delaware                          333-22133                  13-3672336
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(State or Other Juris-           (Commission            (I.R.S. Employer
diction of Incorporation)         File Number)          Identification Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
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               This Document contains exactly 192 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as co-Servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the July 16, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.        Description



 5.1             99                 Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    July 16, 1999


 5.2             99                 Comparative Financial Status
                                    Report as of  07/12/99

                                    Delinquent Loan Status Report as of
                                    07/12/99

                                    REO Status Report as of 07/12/99

                                    Watch List as of  07/12/99

                                    Historical Loan Modification Report
                                    as of 07/12/99

                                    Historical Loss Estimate Report as of
                                    07/12/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO SERVICES, L.P., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF ASSET SECURITIZATION
                                               CORPORATION, REGISTRANT





                                               By:  _________________
                                                       Daniel B. Kirby,
                                                       Senior Vice President


                                               By: __________________
                                                        Tom J. Bauer,
                                                        Vice President


Date:  July 19, 1999

                             EXHIBIT INDEX


                         Item 601(a) of
                         Regulation S-K
          Exhibit No.    Exhibit No.         Description



          5.1            99                 Monthly distribution report
                                            pursuant to Section 4.2 of the
                                            Pooling and Servicing Agreement
                                            for the distribution on July 16,1999

          5.2            99                  Comparative Financial Status
                                             Report as of 07/12/99

                                             Delinquent Loan Status Report as of
                                             07/12/99

                                             REO Status Report as of 07/12/99

                                             Watch List as of 07/12/99

                                             Historical Loan Modification
                                             Report as of 07/12/99

                                             Historical Loss Estimate Report
                                             as of 07/12/99